GENERAL AMERICAN INVESTORS
                                 COMPANY, INC.
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2004

                         A Closed-End Investment Company
                      listed on the New York Stock Exchange




                              450 Lexington Avenue
                               New York, NY 10017
                                  212-916-8400
                       E-mail: InvestorRelations@gainv.com
                        www.generalamericaninvestors.com

                               TO THE STOCKHOLDERS
--------------------------------------------------------------------------------

For the nine months ended September 30, 2004, our stockholders experienced a decrease of 0.3% on their investment in our Common Stock (assuming reinvestment of all dividends). The net asset value per Common Share increased 0.8%. By comparison, the rate of return (including income) for our benchmark, the Standard & Poor's 500 Stock Index, was 1.5%. For the twelve months ended September 30, 2004, the return to our stockholders was 9.7% and the return on the net asset value per Common Share was 11.3%; these compare with a return of 13.7% for the S&P 500. During each period, the discount at which our shares traded increased slightly and at September 30, 2004, it was 11.2%.

As set forth in the accompanying financial statements (unaudited), as of September 30, 2004, the net assets applicable to the Company's Common Stock were $962,775,917, equal to $33.25 per Common Share.

The increase in net assets resulting from operations for the nine months ended September 30, 2004 was $4,672,132. During this period, the net realized gain on securities sold was $13,296,001 and the decrease in unrealized appreciation was $3,420,819. Net investment income for the nine months was $3,721,950 and distributions to Preferred Stockholders amounted to $8,925,000.

During the nine months, 831,900 shares of the Company's Common Stock were repurchased for $24,966,772 at an average discount from net asset value of 10%.

While equity markets continue to trade in a narrow range, recent results suggest that investors will be rewarded for holding the kind of quality companies, with strong earnings growth, that characterize General American's portfolio. There are, of course, serious impediments to a smooth advance. These include, conspicuously, the war in Iraq and elevated energy prices, as well as more conceptual issues such as too little savings and too much debt, all exacerbated by the current political campaign. Nonetheless, profits are continuing to grow, albeit at a decelerating rate, and, in our view, stocks remain attractive relative to bonds.

The information about the Company, including our investment objective, operating policies and procedures, investment results, record of dividend payments, financial reports and press releases, contained at our website has been updated through September 30, 2004. It can be accessed on the Internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

General American Investors Company, Inc.

Spencer Davidson
President and Chief Executive Officer

October 13, 2004

2  STATEMENT OF ASSETS AND LIABILITIES September 30, 2004 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

ASSETS
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE (NOTE 1a)
   Common stocks (cost $627,356,685)                                                            $1,037,119,556
   Convertible corporate notes (cost $13,273,334)                                                   13,946,865
   Corporate discount notes (cost $114,871,173)                                                    114,871,173
                                                                                                --------------
      Total investments (cost $755,501,192)                                                      1,165,937,594

CASH, RECEIVABLES AND OTHER ASSETS
   Cash, including margin account balance of $71,930                         $123,848
   Receivable for securities sold                                           1,680,046
   Deposit with broker for securities sold short                            1,501,230
   Deposit with broker for options written                                    384,084
   Dividends, interest and other receivables                                1,454,172
   Prepaid expenses                                                         7,376,169
   Other                                                                      287,291               12,806,840
                                                                            ---------            -------------
TOTAL ASSETS                                                                                     1,178,744,434

LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
   Payable for securities purchased                                         4,963,187
   Preferred dividend accrued but not yet declared                            231,389
   Securities sold short, at value (proceeds $1,501,230) (note 1a)          1,757,000
   Outstanding options written, at value
      (premiums received $384,084) (note 1a)                                  337,500
   Accrued expenses and other liabilities                                   8,679,441
                                                                           ----------

                                                                                                  15,968,517
TOTAL LIABILITIES

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
    8,000,000 shares at a liquidation value of $25 per share (note 2)                            200,000,000
                                                                                                ------------

NET ASSETS APPLICABLE TO COMMON STOCK - 28,957,363 shares (note 2)                              $962,775,917
                                                                                                ============
NET ASSET VALUE PER COMMON SHARE                                                                      $33.25
                                                                                                ============
NET ASSETS APPLICABLE TO COMMON STOCK
------------------------------------------------------------------------------------------------------------------------------------
   Common Stock, 28,957,363 shares at par value (note 2)                  $28,957,363
   Additional paid-in capital (note 2)                                    514,731,660
   Undistributed realized gain on investments                              13,368,656
   Undistributed net investment income                                      4,647,411
   Unallocated distributions on Preferred Stock                            (9,156,389)
   Unrealized appreciation on investments,
      securities sold short and options                                   410,227,216
                                                                          -----------
NET ASSETS APPLICABLE TO COMMON STOCK                                                           $962,775,917
                                                                                                ============
(see notes to financial statements)

3  STATEMENT OF OPERATIONS Nine Months Ended September 30, 2004 (Unaudited)
--------------------------------------------------------------------------------
                        General American Investors

INCOME
------------------------------------------------------------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes of $108,915)                $9,686,143
   Interest                                                                 1,915,500            $11,601,643
                                                                           ----------
EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
   Investment research                                                      4,992,600
   Administration and operations                                            1,879,029
   Office space and general                                                   397,571
   Directors' fees and expenses                                               148,285
   Auditing and legal fees                                                    131,400
   Transfer agent, custodian and registrar fees and expenses                  129,220
   Stockholders' meeting and reports                                          114,304
   Miscellaneous taxes                                                         87,284              7,879,693
                                                                           ----------            -----------
NET INVESTMENT INCOME                                                                              3,721,950

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1f AND 4)
------------------------------------------------------------------------------------------------------------------------------------
   Net realized gain on investments:
     Long transactions                                                     15,224,341
     Short sale transactions (note 1b)                                     (1,999,588)
     Option transactions (note 1c)                                             71,248
                                                                           ----------
   Net realized gain on investments (long-term)                            13,296,001
   Net decrease in unrealized appreciation                                 (3,420,819)
                                                                           ----------
NET GAIN ON INVESTMENTS                                                                            9,875,182

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS                                                           (8,925,000)
                                                                                                ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                  $4,672,132
                                                                                                ============

(see notes to financial statements)


4                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           General American Investors


                                                                           Nine Months
                                                                              Ended              Year Ended
                                                                       September 30, 2004       December 31,
                                                                           (Unaudited)              2003
                                                                         ---------------        -----------
OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                   $3,721,950             $1,139,240
   Net realized gain on investments                                        13,296,001             28,144,510
   Net increase (decrease) in unrealized appreciation                      (3,420,819)           200,469,430
                                                                          -----------           ------------
   Distributions to Preferred Stockholders:
      From net income                                                            -                  (365,476)
      From long-term capital gains                                               -               (10,709,524)
      Unallocated distributions on Preferred Stock                         (8,925,000)                 -
                                                                          -----------           ------------
       Decrease in net assets from Preferred distributions                 (8,925,000)           (11,075,000)
                                                                          -----------           ------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            4,672,132            218,678,180
                                                                          -----------           ------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
   From net income                                                           (385,811)              (531,570)
   From long-term capital gains                                            (2,878,743)           (15,572,788)
                                                                           ----------            -----------
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS                           (3,264,554)           (16,104,358)
                                                                           ----------            -----------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
   Value of Common Shares issued in payment of dividends (note 2)                -                 9,724,118
   Cost of Common Shares purchased (note 2)                               (24,966,772)           (28,454,956)
   Underwriting discount and other expenses associated with the issuance
     of Preferred Stock (note 2)                                                 -                (6,700,000)
                                                                           ----------            -----------
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS                             (24,966,772)           (25,430,838)
                                                                           ----------            -----------
NET INCREASE (DECREASE) IN NET ASSETS                                     (23,559,194)           177,142,984

NET ASSETS APPLICABLE TO COMMON STOCK
------------------------------------------------------------------------------------------------------------------------------------
BEGINNING OF PERIOD                                                       986,335,111            809,192,127
                                                                          -----------           ------------
END OF PERIOD (including undistributed net investment income of
     $4,647,411 and  $1,311,272, respectively)                           $962,775,917           $986,335,111
                                                                         ============           ============
(see notes to financial statements)

5                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           General American Investors

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the nine months ended September 30, 2004 and for each year in the five-year period ended December 31, 2003. This information has been derived from information contained in the financial statements and market price data for the Company's shares.


                                          Nine Months
                                             Ended                             Year Ended December 31,
                                         June 30, 2004   ------------------------------------------------------------
                                          (Unaudited)       2003      2002      2001          2000       1999
                                         ------------    ------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period      $33.11       $26.48   $35.14        $39.91       $41.74        $34.87
                                             ------       ------  -------        ------       ------        ------
      Net investment income                     .13          .03      .19           .41          .53           .45
      Net gain (loss) on securities -
        realized and unrealized                 .43         7.72    (7.88)         (.66)        6.12         11.32
                                             ------       ------  -------        ------       ------        ------

      Distributions on Preferred Stock:
        Dividends from investment income       -            (.01)    (.12)         (.07) (a)    (.11) (b)     (.07) (c)
        Distributions from capital gains       -            (.35)    (.23)         (.29)        (.29)         (.35)
        Unallocated                            (.31)          -         -            -             -             -
                                             ------       ------  -------        ------       ------        ------
                                               (.31)        (.36)    (.35)         (.36)        (.40)         (.42)
                                             ------       ------  -------        ------       ------        ------
   Total from investment operations             .25         7.39    (8.04)         (.61)        6.25         11.35
                                             ------       ------  -------        ------       ------        ------

   Less distributions on Common Stock:
        Dividends from investment income       (.01)        (.02)    (.21) (d)     (.88) (e)   (2.30) (f)     (.71) (g)
        Distributions from capital gains       (.10)        (.52)    (.41)        (3.28)       (5.78)        (3.77)
                                             ------       ------  -------        ------       ------        ------
                                               (.11)        (.54)    (.62)        (4.16)       (8.08)        (4.48)
                                             ------       ------  -------        ------       ------        ------

   Capital Stock transaction -
      effect of Preferred Stock offering       -            (.22)      -             -            -             -
                                             ------       ------  -------        ------       ------        ------
   Net asset value, end of period            $33.25       $33.11   $26.48        $35.14       $39.91        $41.74
                                             ======       ======  =======        ======       ======        ======

   Per share market value, end of period     $29.53       $29.73   $23.85        $33.47       $36.00        $37.19
                                             ======       ======  =======        ======       ======        ======

   TOTAL INVESTMENT RETURN - Stockholder
   Return, based on market price per share    (0.32)%*     27.01%  (27.21)%        4.33%       19.10%        39.22%
RATIOS AND SUPPLEMENTAL DATA
   Net assets applicable to Common Stock,
      end of period (000's omitted)        $962,776     $986,335 $809,192    $1,097,530   $1,155,039    $1,094,519
   Ratio of expenses to average net assets
      applicable to Common Stock               0.81%*       1.23%    0.92%         0.97%        1.05%         1.01%
   Ratio of net income to average net assets
      applicable to Common Stock               0.38%*       0.13%    0.61%         1.15%        1.24%         1.23%
   Portfolio turnover rate                     9.86%*      18.62%   22.67%        23.81%       40.61%        33.68%
PREFERRED STOCK
   Liquidation value, end of
      period (000's omitted)               $200,000     $200,000 $150,000      $150,000     $150,000      $150,000
   Asset coverage                               581%        593%      639%          832%         870%          830%
   Liquidation preference per share          $25.00       $25.00    $25.00       $25.00       $25.00        $25.00
   Market value per share                    $24.75       $25.04    $25.85       $25.90       $24.25        $21.75

   (a) Includes short-term capital gain in the amount of $.04 per share.
   (b) Includes short-term capital gain in the amount of $.09 per share.
   (c) Includes short-term capital gain in the amount of $.03 per share.
   (d) Includes short-term capital gain in the amount of $.19 per share.
   (e) Includes short-term capital gain in the amount of $.51 per share.
   (f) Includes short-term capital gain in the amount of $1.82 per share.
   (g) Includes short-term capital gain in the amount of $.29 per share. *Not annualized

6           STATEMENT OF INVESTMENTS September 30, 2004 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

     Shares or                                                                                       Value
 Principal Amount    COMMON STOCKS                                                                 (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
BUILDING AND REAL ESTATE (2.8%)
------------------------------------------------------------------------------------------------------------------------------------
     950,000    CEMEX, S.A. de C.V.                                    (COST $24,846,539)        $26,733,000
                                                                                                 -----------

COMMUNICATIONS AND INFORMATION SERVICES (7.3%)
------------------------------------------------------------------------------------------------------------------------------------
     550,000    American Tower Corporation (a)                                                     8,442,500
     550,000    CIENA Corporation (a)                                                              1,089,000
     900,000    Cisco Systems, Inc. (a)                                                           16,290,000
     620,000    Cox Communications, Inc. Class A (a)                                              20,540,600
     150,000    Juniper Networks, Inc. (a)                                                         3,540,000
     500,000    Lamar Advertising Company Class A (a)                                             20,805,000
                                                                                                  ----------
                                                                       (COST $58,318,248)         70,707,100
                                                                                                  ----------
COMPUTER SOFTWARE AND SYSTEMS (5.9%)
------------------------------------------------------------------------------------------------------------------------------------
     300,000    EMC Corporation (a)                                                                3,462,000
   1,525,000    Microsoft Corporation                                                             42,166,250
     623,000    NetIQ Corporation (a)                                                              6,666,100
     233,500    VeriSign, Inc. (a)                                                                 4,641,980
                                                                                                  ----------
                                                                       (COST $54,544,667)         56,936,330
                                                                                                  ----------
CONSUMER PRODUCTS AND SERVICES (3.6%)
------------------------------------------------------------------------------------------------------------------------------------
     350,000    Diageo plc                                                                        17,650,500
     275,000    Ethan Allen Interiors Inc.                                                         9,556,250
     150,000    PepsiCo, Inc.                                                                      7,297,500
                                                                                                  ----------
                                                                       (COST $28,303,579)         34,504,250
                                                                                                  ----------
ELECTRONICS (1.9%)
------------------------------------------------------------------------------------------------------------------------------------
     715,000    Molex Incorporated Class A                             (COST $15,450,691)         18,818,800
                                                                                                  ----------



ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (3.6%)
------------------------------------------------------------------------------------------------------------------------------------
   1,175,000    Republic Services, Inc.                                (COST $26,227,380)         34,968,000
                                                                                                  ----------

FINANCE AND INSURANCE (31.0%)
------------------------------------------------------------------------------------------------------------------------------------
   BANKING (10.2%)
------------------------------------------------------------------------------------------------------------------------------------
     368,000    Bank of America Corporation                                                       15,945,440
     325,000    Golden West Financial Corporation                                                 36,058,750
     330,000    M&T Bank Corporation                                                              31,581,000
     205,000    SunTrust Banks, Inc.                                                              14,434,050
                                                                                                  ----------
                                                                       (COST $23,599,570)         98,019,240
                                                                                                  ----------
   INSURANCE (18.4%)
------------------------------------------------------------------------------------------------------------------------------------
     265,000    American International Group, Inc.                                                18,017,350
     625,000    Annuity and Life Re (Holdings), Ltd. (a)                                             250,000
         300    Berkshire Hathaway Inc. Class A (a)                                               25,995,000
     650,000    Everest Re Group, Ltd.                                                            48,314,500
     435,000    MetLife, Inc.                                                                     16,812,750
     175,000    Montpelier Re Holdings Ltd.                                                        6,419,000
     500,000    PartnerRe Ltd.                                                                    27,345,000
     445,000    Reinsurance Group of America, Incorporated                                        18,334,000
     281,250    Transatlantic Holdings, Inc.                                                      15,285,937
                                                                                                 -----------
                                                                       (COST $84,976,740)        176,773,537
                                                                                                 -----------

   OTHER (2.4%)
------------------------------------------------------------------------------------------------------------------------------------
     775,000    Annaly Mortgage Management, Inc.                                                  13,275,750
      90,184    Central Securities Corporation                                                     2,006,594
     850,000    MFA Mortgage Investments, Inc.                                                     7,828,500
                                                                                                  ----------
                                                                       (COST $19,609,426)         23,110,844
                                                                                                  ----------
                                                                      (COST $128,185,736)        297,903,621
                                                                                                 -----------

7      STATEMENT OF INVESTMENTS September 30, 2004 (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

     Shares or                                                                                       Value
 Principal Amount COMMON STOCKS (continued)                                                        (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE  (16.8%)
------------------------------------------------------------------------------------------------------------------------------------
         PHARMACEUTICALS (14.4%)
     340,000    Alkermes, Inc. (a)                                                                $3,923,600
     825,000    Baxter International Inc.                                                         26,532,000
     250,000    Biogen Idec Inc. (a)                                                              15,292,500
     300,000    Bristol-Myers Squibb Company                                                       7,101,000
      75,000    Cytokinetics, Incorporated (a)                                                       997,500
     270,000    Genaera Corporation (a)                                                            1,055,700
     560,000    Genentech, Inc. (a)                                                               29,355,200
     375,000    Genta Incorporated (a)                                                             1,008,750
     455,000    MedImmune, Inc. (a)                                                               10,783,500
     120,000    Millennium Pharmaceuticals, Inc.(a)                                                1,640,400
   1,325,000    Pfizer Inc                                                                        40,545,000
                                                                                                 -----------
                                                                      (COST $100,333,012)        138,235,150
                                                                                                 -----------
   MEDICAL INSTRUMENTS AND DEVICES (2.4%)
------------------------------------------------------------------------------------------------------------------------------------
     450,000    Medtronic, Inc.                                        (COST $10,483,716)         23,355,000
                                                                                                 -----------

                                                                      (COST $110,816,728)        161,590,150
                                                                                                 -----------
MISCELLANEOUS (0.9%)
------------------------------------------------------------------------------------------------------------------------------------
                Other (b)                                               (COST $8,337,168)          8,600,000
                                                                                                   ---------
 OIL & NATURAL GAS (INCLUDING SERVICES) (12.6%)
------------------------------------------------------------------------------------------------------------------------------------
     390,000    Apache Corporation                                                                19,542,900
     800,000    Devon Energy Corporation                                                          56,808,000
     600,000    Halliburton Company                                                               20,214,000
     247,000    Total S.A. ADR                                                                    25,235,990
                                                                                                  ----------
                                                                       (COST $86,389,860)        121,800,890
                                                                                                 -----------
RETAIL TRADE (20.3%)
------------------------------------------------------------------------------------------------------------------------------------
     700,000    Costco Wholesale Corporation                                                      29,057,000
   1,920,000    The Home Depot, Inc. (c)                                                          75,264,000
   2,500,000    The TJX Companies, Inc.                                                           55,100,000
     675,000    Wal-Mart Stores, Inc.                                                             35,910,000
                                                                                                  ----------
                                                                       (COST $68,036,225)        195,331,000
                                                                                                 -----------
SEMICONDUCTORS (0.8%)
------------------------------------------------------------------------------------------------------------------------------------
     491,500    Brooks Automation, Inc. (a)                                                        6,954,725
     197,000    EMCORE Corporation (a)                                                               388,090
                                                                                                   ---------
                                                                        (COST $9,890,144)          7,342,815
                                                                                                   ---------
SPECIAL HOLDINGS (a) (d) (NOTE 5) (0.2%)
------------------------------------------------------------------------------------------------------------------------------------
     200,000    Cytokinetics, Incorporated                                                         1,862,000
     144,000    Silicon Genesis Corporation                                                           21,600
     546,000    Standard MEMS, Inc. Series A Convertible Preferred                                        -
                                                                                                   ---------
                                                                        (COST $8,009,720)          1,883,600(e)
                                                                                                   ---------

   TOTAL COMMON STOCKS (107.7%)                                       (COST $627,356,685)      1,037,119,556
                                                                                               -------------

                  CONVERTIBLE CORPORATE NOTES
------------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS AND INFORMATION SERVICES  (0.3%)
------------------------------------------------------------------------------------------------------------------------------------
  $2,321,000    American Tower Corporation 9 3/8% due 2/1/09            (COST $2,451,141)          2,471,865
                                                                                                   ---------



------------------------------------------------------------------------------------------------------------------------------------
OIL & NATURAL GAS (INCLUDING SERVICES) (1.2%)
------------------------------------------------------------------------------------------------------------------------------------
 $22,500,000    El Paso Corporation 0% due 2/28/21                     (COST $10,822,193)         11,475,000
                                                                                                  ----------

 TOTAL CONVERTIBLE CORPORATE NOTES (1.5%)                              (COST $13,273,334)         13,946,865
                                                                                                  ----------

8     STATEMENT OF INVESTMENTS September 30, 2004 (Unaudited) - continued
--------------------------------------------------------------------------------
                 General American Investors

     Principal                                                                                       Value
      Amount    SHORT-TERM SECURITIES AND OTHER ASSETS                                             (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
 $20,900,000    American Express Credit Corporation notes due 10/7-10/28/04; 1.51%-1.66%         $20,861,326
  26,600,000    American General Finance Corporation notes due 10/5-11/4/04; 1.55%-1.76%          26,549,092
  24,600,000    General Electric Capital Corporation notes due 10/14-11/1/04; 1.59%-1.68%         24,548,067
  18,900,000    General Motors Acceptance Corporation notes due 10/1-10/26/04; 1.66%-1.76%        18,861,067
  13,900,000    Prudential Funding, LLC notes due 10/18-11/2/04; 1.62%-1.76%                      13,871,684
  10,200,000    Sears Roebuck Acceptance Corp. notes due 10/4-10/21/04;1.70%-1.75%                10,179,937
                                                                                                 -----------
                Total Short-Term Securities (11.9%)                   (COST $114,871,173)        114,871,173
                                                                                               -------------
TOTAL INVESTMENTS (f) (121.1%)                                        (COST $755,501,192)      1,165,937,594
    Liabilities in excess of cash, receivables and other assets (-0.3%)                           (3,161,677)
                                                                                               -------------
                                                                                               1,162,775,917
                                                                                               -------------
PREFERRED STOCK (-20.8%)                                                                        (200,000,000)
                                                                                               -------------
NET ASSETS APPLICABLE TO COMMON STOCK (100%)                                                    $962,775,917
                                                                                               =============

 (a) Non-income producing security.
 (b) Securities which have been held for less than one year and in which the Company is in the process of accumulating a position.
 (c) 1,000,000 shares held by custodian in a segregated custodian account as collateral for open short positions.
 (d) Restricted security.
 (e) Fair value of each holding in the opinion of the directors.
 (f) At September 30, 2004:
        (1) the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes,
        (2) aggregate gross unrealized appreciation was $456,004,746,
        (3) aggregate gross unrealized depreciation was $45,568,344, and
        (4) net unrealized appreciation was $410,436,402.




        STATEMENT OF SECURITIES SOLD SHORT September 30, 2004 (Unaudited)
--------------------------------------------------------------------------------
                         General American Investors

                                                                                                     Value
      Shares    COMMON STOCKS                                                                      (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
      50,000    NASDAQ-100 Trust, Series 1                          (PROCEEDS $1,501,230)         $1,757,000
                                                                                                  ==========





         STATEMENT OF OPTIONS WRITTEN September 30, 2004 (Unaudited)
--------------------------------------------------------------------------------
                          General American Investors

     Contracts                                                                                             Value
 (100 shares each)      COMMON STOCKS/EXPIRATION DATE/EXERCISE PRICE                                     (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS
------------------------------------------------------------------------------------------------------------------------------------
    COMMUNICATIONS AND INFORMATION SERVICES
------------------------------------------------------------------------------------------------------------------------------------
       1,225    Cox Communications, Inc. Class A/January 05/$32.50      (PREMIUMS RECEIVED $206,188)     $220,500
                                                                                                         --------

    PHARMACEUTICALS
------------------------------------------------------------------------------------------------------------------------------------
         200    Genentech, Inc./January 05/$55                          (PREMIUMS RECEIVED $79,398)        62,000
                                                                                                           ------

PUT OPTIONS
------------------------------------------------------------------------------------------------------------------------------------
    OIL & NATURAL GAS (INCLUDING SERVICES)
------------------------------------------------------------------------------------------------------------------------------------
         500    Apache Corporation/January 05/$45                       (PREMIUMS RECEIVED $98,498)        55,000
                                                                                                           ------

                TOTAL OPTIONS                                           (PREMIUMS RECEIVED $384,084)     $337,500
                                                                                                         ========


(see notes to financial statements)

9                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                       1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Certain prior year financial statement items have been reclassified, from Other Comprehensive Income to a reduction of Expenses and an increase in Net Investment Income, to conform to the current year presentation.

a. SECURITY VALUATION Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ securities for which no sales or prices are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for open short positions and written options) on the valuation date. Corporate discount notes are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the Directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuer's unrestricted shares (to which a 30 percent discount is applied).

b. SHORT SALES The Company may make short sales of securities for either speculative or hedging purposes. When the Company makes a short sale, it borrows the securities sold short from a broker; in addition, the Company places cash with that broker and securities in a segregated account with the custodian, both as collateral for the short position. The Company may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Company will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Company replaces the borrowed securities.

c. OPTIONS The Company may purchase and write (sell) put and call options. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

d. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

e. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

f.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

            2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS

The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value, of which 28,957,363 shares and 8,000,000 shares, respectively, were outstanding at September 30, 2004.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares are noncallable for 5 years and have a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption. The underwriting discount and other expenses associated with the Preferred Stock offering amounted to $6,700,000 and were charged to paid-in capital.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common
Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends (whether or not earned or declared). In addition, the Company's failure to meet the foregoing asset coverage requirements could restrict its ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In

10             NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
--------------------------------------------------------------------------------
                             General American Investors

                 2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS -
                    (Continued from bottom of previous page.)

addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company classifies its Preferred Stock pursuant to the requirements of EITF D-98, Classification and Measurement of Redeemable Securities, which require that preferred stock for which its redemption is outside of the company's control should be presented outside of net assets in the statement of assets and liabilities.

Transactions in Common Stock during the nine months ended September 30, 2004 and the year ended December 31, 2003 were as follows:

                                                               SHARES                      AMOUNT
                                                       -----------------------      ---------------------
                                                         2004           2003          2004         2003
                                                       --------       --------      -------      --------
Shares issued in payment of dividends (includes 334,507
   shares issued from treasury)                            -           334,507          -        $334,507
Increase in paid-in capital                                                             -       9,389,611
                                                                                    -------    ----------
   Total increase                                                                       -       9,724,118
                                                                                    -------    ----------
Shares purchased (at an average discount from net
   asset value of 10.0% and 9.7%, respectively)         831,900      1,106,600    ($831,900)   (1,106,600)
Decrease in paid-in capital                                                     (24,134,872)  (27,348,356)
                                                                                ------------  ------------
   Total decrease                                                               (24,966,772)  (28,454,956)
                                                                                ------------  ------------
Net decrease                                                                   ($24,966,772) ($18,730,838)
                                                                                ============  ============

Distributions for tax and book purposes are substantially the same.

At September 30, 2004, the Company held in its treasury 2,274,200 shares of Common Stock with an aggregate cost in the amount of $53,719,711.


            3. OFFICERS' COMPENSATION AND RETIREMENT AND THRIFT PLANS

The aggregate compensation paid by the Company during the nine months ended September 30, 2004 to its officers amounted to $3,675,750.

The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material.


                      4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (other than short-term securities and options) for the nine months ended September 30, 2004 amounted to on long transactions $203,715,685 and $100,799,440, respectively, and, with respect to short sale transactions, purchases for the nine months amounted to $14,182,940.



                            5. RESTRICTED SECURITIES

                                                            DATE                         VALUE
                                                          ACQUIRED         COST        (NOTE 1a)
                                                        -----------    -----------   -----------
Cytokinetics, Incorporated                                 3/21/03      $2,000,000    $1,862,000
Silicon Genesis Corporation                                2/16/01       3,006,720        21,600
Standard MEMS, Inc. Series A Convertible Preferred        12/17/99       3,003,000            -
                                                                       -----------    ----------
Total                                                                   $8,009,720    $1,883,600
                                                                       ===========    ==========



                          6. OPERATING LEASE COMMITMENT

In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $240,600 for the nine months ended September 30, 2004. Minimum rental commitments under the operating lease are approximately $505,000 per annum in 2004 through 2007.

In January 2003, the Company extended a sublease agreement (originally entered into in March 1996) which expires in 2007 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $254,000 per annum in 2004 through 2007. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.

Unaudited
--------------------------------------------------------------------------------
In addition to purchases of the Company's Common Stock as set forth in Note 2 above, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

11     MAJOR STOCK CHANGES* Three Months Ended September 30, 2004 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                        SHARES OR
                                                                      PRINCIPAL AMOUNT
INCREASES                                              SHARES     HELD SEPTEMBER 30, 2004
-----------------------------------------------------------------------------------------
NEW POSITIONS
   American Tower Corporation                                -            550,000 (a)
   American Tower Corporation 9 3/8% due 2/1/09              -         $2,321,000 (a)
   Lamar Advertising Company Class A                   225,000            500,000 (b)

ADDITIONS
   Apache Corporation                                   50,000            390,000 (b)
   CEMEX, S.A. de C.V.                                 400,000            950,000
   NetIQ Corporation                                    20,000            623,000


DECREASES
-----------------------------------------------------------------------------------------
ELIMINATIONS
   Applied Materials, Inc.                             133,000                 -
   IQE plc                                           1,644,900                 -

REDUCTIONS
   Baxter International Inc.                            75,000            825,000
   Halliburton Company                                  25,000            600,000
   Juniper Networks, Inc.                              300,000            150,000
   M&T Bank Corporation                                 10,000            330,000
   VeriSign, Inc.                                      116,500            233,500


*  Excludes transactions in Stocks - Miscellaneous - Other.
(a)   Securities purchased in prior period and previously carried under Stocks - Miscellaneous - Other.
(b)   Includes shares purchased in prior period and previously carried under Stocks - Miscellaneous - Other.








                      Proxy Voting Policies and Procedures
                       and Proxy Voting record (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company's proxy voting record for the twelve-month period ended June 30, 2004 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company's website at http://www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                                   DIRECTORS
--------------------------------------------------------------------------------

                       Lawrence B. Buttenwieser, Chairman
              Arthur G. Altschul, Jr.          Sidney R. Knafel
              Lewis B. Cullman                 Richard R. Pivirotto
              Spencer Davidson                 D. Ellen Shuman
              Gerald M. Edelman                Joseph T. Stewart, Jr.
              John D. Gordan, III              Raymond S. Troubh

                      William O. Baker, Director Emeritus
                      William T. Golden, Director Emeritus

                                   OFFICERS
--------------------------------------------------------------------------------

Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Vice-President
Eugene L. DeStaebler, Jr., Vice-President, Administration
Peter P. Donnelly, Vice-President & Trader
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary

                              SERVICE COMPANIES
--------------------------------------------------------------------------------

COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
State Street Bank and
  Trust Company

TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust
  Company
59 Maiden Lane
New York, NY  10038
1-800-413-5499
www.amstock.com